UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 9, 2013

CAMBIUM LEARNING GROUP, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-34575	27-0587428
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

17855 North Dallas Parkway, Suite 400, Dallas, Texas		75287
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	214-932-9500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On May 9, 2013, Cambium Learning Group, Inc. (the "Company") issued a press release announcing its financial results for the three months ended March 31, 2013. A copy of the press release is attached hereto as Exhibit 99.1.

This press release attached hereto as Exhibit 99.1, insofar as it discloses historical information regarding the Company’s results of operations and or financial condition for the three months ended March 31, 2013, is being furnished to the Securities and Exchange Commission under Item 2.02 of Form 8-K.

Item 8.01 Other Events.

On May 9, 2013, the Company announced that effective immediately it would cease holding investor conference calls to discuss quarterly financial results. The Company is a Smaller Reporting Company and a "controlled company" within the context of the NASDAQ rules. Accordingly, in addition to eliminating the management time commitment associated with these conference calls, the Company determined that conference calls are not an efficient means of communicating with stakeholders.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 - Press Release, dated May 9, 2013

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMBIUM LEARNING GROUP, INC.

May 13, 2013	By:	/s/ Barbara Benson

Name: Barbara Benson
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated May 9, 2013